Corporate Presentation J U LY 23, 2025

Forward-Looking Statements

THIS OPERATING AND FINANCIAL DATA SHOULD BE READ IN CONNECTION WITH OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2025.

Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "potential," "projected," "should," "expect," "anticipate," "estimate," "target," "continue" or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Disclosure Regarding Forward-Looking Statements" and "Risk Factors" in our annual reports on Form 10-K, as may be supplemented or amended by our quarterly reports on Form 10-Q, which are incorporated herein by reference. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.



V. CORPORATE PRESENTATION, JULY 23, 2025 | 2

Our Vision

To continuously innovate and transform residential living by creating exceptional spaces where residents thrive and feel truly at home, while positively impacting the communities we serve.

Our Mission

To deliver comprehensive residential solutions that blend luxury, energy efficiency and thoughtful design. Through our commitment to excellence in development and management, we create lasting value for our residents while fostering vibrant, connected communities.

V. CORPORATE PRESENTATION, JULY 23, 2025
| 3

Veris At-A-Glance

AS OF JUNE 30, 2025

21
RESIDENTIAL BUILDINGS

7,491
APARTMENT UNITS

10 Years
AVERAGE AGE OF PROPERTY

93.9%[1]
OCCUPANCY RATE

4.4%
2025 NOI GROWTH YTD YOY

4.7%
Q2 BLENDED NET RENTAL GROWTH RATE

$445,334
AVERAGE HOUSEHOLD INCOME PER UNIT

10.6%
AVERAGE RENT-TO-INCOME RATIO

1. 95.5% excluding Liberty Towers.



V. CORPORATE PRESENTATION, JULY 23, 2025 | 4

2025 Financial & Operating Performance

STRONG RESULTS REFLECTING DEBT REDUCTION AND ROBUST OPERATING PERFORMANCE

HIGHLIGHTS

- Secured amendment to Revolver and Term Loan agreement, including a leverage-based pricing grid, realizing an immediate 55-basis point interest rate reduction.
- Increased retention to 60%, 300 basis points above Q1 2025.
- Same Store NOI growth year-over-year of 5.6% for the quarter and 4.4% year to date.
- Increased operating margin to 67.5%, 200 basis points above Q2 2024.

	1H	Q2
Core FFO per Diluted Share	$0.33	$0.17
Same Store Revenue Growth	2.4%	2.5%
Same Store Expense Growth	(1.3)%	(3.4)%
Same Store NOI Growth	4.4%	5.6%
Blended Net Rental Growth Rate	3.5%	4.7%
Operating Margin	67.4%	67.5%



CORPORATE PRESENTATION, JULY 23, 2025 | 5

C O R P O R AT E P R E S E N TAT I O N, J U LY 23, 2025 | 6 2025 Guidance 2025 Guidance Ranges Low High Low High Same Store Revenue Growth 2.2% 2.7% 2.1% 2.7% Same Store Expense Growth 2.4% 2.8% 2.6% 3.0% Same Store NOI Growth 2.0% 2.8% 1.7% 2.7% Core FFO per Share $0.63 $0.64 $0.61 $0.63 Core FFO per Share Growth 5.0% 6.7% 1.7% 5.0% Note: Please refer to this Corporate Presentation and our supplementary filings for the quarter ended June 30, 2025, for additional details about NOI, Core FFO and the Company’s 2025 guidance. Q2 C U R R E N T G U I D A N C E I N I T I A L G U I D A N C E

2025 Corporate Plan

Capital Allocation

MONETIZING SELECT ASSETS TO CRYSTALLIZE VALUE AND REDUCE LEVERAGE

- Targeting land bank, JVs and select multifamily assets where opportunity exists to crystallize values at or near NAV
- Proceeds from sales primarily used to repay debt, further delveraging and strengthening our balance sheet
- Investing in value-enhancing Capex programs across our portfolio

Platform Optimization

ENHANCING OUR PORTFOLIO AND HIGHLY SCALABLE PLATFORM TO DRIVE NOI GROWTH

- Centralized leasing and operations, including hybrid-style, “floating” leasing team and area-focused maintenance team in Jersey City
- Technology and AI tools enabling prospect and resident interactions while increasing productivity of corporate teams
- Elevated resident experience driven by our best-in-class teams, unmatched program and initiatives

V. CORPORATE PRESENTATION, JULY 23, 2025 | 7

With $448 million1 of non-strategic assets sold or under binding contract this year, we continue to reduce leverage and unlock value embedded within the Company. $7M $38M $45M $61M $146M $268M $385M $448M January 24 Sold 65 Livingston, Roseland, NJ $7M April 21 Sold The Metropolitan at 40 Park, Morristown, NJ Sold PI North, West New York, NJ $7M April 29 Sold 1 Water, White Plains, NJ $16M July 9 Sold Signature Place, Morris Plains, NJ $85M July 22 Sold 145 Front St., Worcester, MA $122M Under Binding Contract: The James, Park Ridge, NJ $117M April 3 Sold Land in Wall Township, NJ $31M Under Binding Contract: Quarry Place, Tuckahoe, NY $63M C O R P O R AT E P R E S E N TAT I O N, J U LY 23, 2025 | 8 Significant Progress with Corporate Plan 1. Includes the pending sales of Quarry Place and The James, both are under contract and slated to close in August. Also includes Signature Place and 145 Front Street, which were sold in July 2025.

Improving Our Liquidity and Reducing Borrowing Costs

MODIFICATION OF EXISTING CREDIT FACILITY

Subsequent to the end of Q2 2025, Veris announced the amendment of its $500 million credit facility established in April 2024. The Amended Facility package—comprising a $300 million Revolver and a $200 million delayed-draw Term Loan.

- **Improved Cost of Debt:** Revolver's new, leverage-based pricing grid initial spread ranges from SOFR + 1.20% to 1.75%[1]; initial 55-basis point improvement in borrowing costs.
- **Increased Asset-Level Flexibility:** Reduced required number of secured properties in collateral pool from five to two.
- **Reduced Debt Outstanding:** Paid off $200 million of term loan with sale proceeds from Signature Place and 145 Front Street subsequent to quarter end.
- **Balance Sheet Optimization:** Positions the Company to achieve goal of reducing Net Debt-to-EBITDA (Normalized) to around 10.0x by year-end 2025 and below 9.0x by year-end 2026.

Further 3x Leverage Reduction by Year-End 2026

VERIS NET DEBT-TO-EBITDA (NORMALIZED)

11.7x	→	~10.0x	→	<9.0x
YE 2024		TARGET YE 2025		TARGET YE 2026

$300M
REVOLVING CREDIT FACILITY

S+1.50%[1]
BORROWING SPREAD AT TIME OF CLOSING

1. Inclusive of the 5-basis-point spread reduction associated with meeting certain KPIs.

V. CORPORATE PRESENTATION, JULY 23, 2025 | 9

NY WATERWAY

Acquisition of Sable, Formerly Urby Jersey City

SABLE

Dwelling, reshaped.

On April 21, Veris acquired Ironstate's minority stake in the Jersey City Urby, a 762-unit asset and rebranded the property to Sable.

- $38 million cost (includes consideration for Ironstate's share of the remaining tax credit and termination of their management contract)
- 6.1% cap rate, including 35 basis points related to synergies

Cost-saving synergies from integrating the asset into the Veris platform:

- Over one million dollars in annualized synergies from internalizing management
- Payroll savings of 10% ($400k) from creating area-focused staffing model with Haus25

Fully onboarded to the Veris platform:

- Transitioned from Entrata to Yardi
- Integrated into the Veris website including online leasing assistant and virtual tour capabilities previously unavailable
- Launched upgraded myVeris app to all residents

V. CORPORATE PRESENTATION, JULY 23, 2025

10

Our ~$134 Million Land Bank


OVERLOOK 1
Revere, MA
OVERLOOK 15
Revere, MA
OVERLOOK 14A
Malden, MA
OVERLOOK 13
Malden, MA
OVERLOOK 14B
Malden, MA
UPTON PARCEL
Short Hills, NJ
1633 LITTLETON
Parsippany, NJ
PI SOUTH, BLDG 2
Weehawken, NJ
HARBORSIDE 8
Jersey City, NJ
HARBORSIDE 9
Jersey City, NJ

Land Bank Potential

AS OF JULY 22, 2025

2,297 Units

FOR POTENTIAL DEVELOPMENT AT SHARE

1,400 Units

NJ WATERFRONT

737 Units

MASSACHUSETTS

160 Units

OTHER

The Company has an additional 34,375 sq. ft. of developable retail space within its land developments that is not represented above.

V. CORPORATE PRESENTATION, JULY 23, 2025 | 11

Q2 2025 Components of Net Asset Value

AS OF JULY 22, 2025

$ in Thousands

REAL ESTATE PORTFOLIO		
Operating Multifamily NOI[1]	Total	At Share
New Jersey Waterfront	$170,008	$149,371
Massachusetts	20,420	20,420
Other	30,064	23,689
Total Multifamily NOI as of 6/30/25	**$220,492**	**$193,480**
Less: Sold Properties in July[3]	*(10,936)*	*(10,936)*
Total Multifamily NOI as of 7/22/25	**$209,556**	**$182,544**
Commercial NOI[4]	4,732	3,792
Total NOI as of 7/22/25	**$214,288**	**$186,336**

Non-Strategic Assets	
Estimated Value of Remaining Land	$134,194
Total Non-Strategic Assets[6]	**$134,194**

OTHER ASSETS	TOTAL
Cash and Cash Equivalents[2]	$10,887
Restricted Cash	18,581
Other Assets	47,430
Subtotal Other Assets	**$76,898**

LIABILITIES & OTHER CONSIDERATIONS	
Operating – Consolidated Debt at Share[5]	$1,438,479
Operating – Unconsolidated Debt at Share	129,170
Other Liabilities	77,782
Revolving Credit Facility[5]	126,000
Term Loan[5]	-
Preferred Units	9,294
Subtotal Liabilities & Other Considerations	**$1,780,725**

OUTSTANDING SHARES[7]	
Diluted Weighted Average Shares Outstanding for Q2 2025 (in 000s)	102,259

1. See Multifamily Operating Portfolio page in the Supplemental for more details. The Real Estate Portfolio table is reflective of the quarterly NOI annualized, including management fees. Displayed NOI values reflect the change in ownership % associated with consolidation of Sable (f.k.a. Jersey City Urby) from 85% to 100% and exclude NOI from Metropolitan at 40 Park due to the sale of our interest in April 2025.
2. Cash and cash equivalents as of July 22, 2025.
3. Signature Place contributed $1.1 million and 145 Front Street contributed $1.6 million in NOI for the second quarter of 2025. Both properties were sold in July and have been deducted from our NOI on an annualized basis at their respective former ownership levels of 100%.
4. See Commercial Assets and Developable Land page in the Supplemental for more details.
5. See Debt Summary and Maturity Schedule in the Supplemental for pro forma reconciliation.
6. The land values are VRE's share of land value. For more details see Commercial Assets and Developable Land page in the Supplemental.
7. Outstanding shares for the quarter ended June 30, 2025 is comprised of the following (in 000s): 93,392 weighted average common shares outstanding, 8,619 weighted average Operating Partnership common and vested LTIP units outstanding, and (248) shares representing the dilutive effect of stock-based compensation awards.

V. CORPORATE PRESENTATION, JULY 23, 2025 | 12

Our Competitive Advantage

Class A Portfolio

Newest Portfolio | Unparalleled Amenity Offering
Highest Average Rent & Growth Rate
Desirable Northeast Markets with Limited New Supply

Leading Operating Platform

Vertically Integrated & Highly Scalable | Customer Experience-Focused
Innovative Use of Technology & AI

Significant Capital Allocation Opportunities to Drive Growth

Unconsolidated Joint Ventures | Land Bank | Value-Add Programs

Experienced Team

Management with Proven Track Record
Seasoned Board | Best-in-Class Governance
Focused on the Creation and Crystallization of Shareholder Value


SPANISH Interior Design

V. CORPORATE PRESENTATION, JULY 23, 2025 | 13

C O R P O R AT E P R E S E N TAT I O N, J U LY 23, 2025 | 14 2024 R A N K C O M PA N Y O R A S C O R E 2023 R A N K 1 Veris Residential (VRE) 85.94 1 2 BSR (BSRTF) 81.29 2 3 AvalonBay Communities (AVB) 77.66 5 4 Camden Property Trust (CPT) 77.27 4 5 MAA (MAA) 75.31 3 6 JBG Smith (JBGS) 74.22 7 7 Equity Residential (EQR) 72.14 8 8 Centerspace (CSR) 71.34 9 9 Nextpoint Residential (NREF) 71.09 6 10 Air Communities (AIRC) 67.38 13 11 Independent Realty Trust (IRT) 66.14 12 12 Elme Communities (ELME) 65.76 10 13 Essex Property Trust (ESS) 60.17 14 14 UDR (UDR) 54.37 15 15 Clipper Realty (CLPR) 46.88 N/A Top REITs by ORA L E A D I N G J T U R N E R ’ S O N L I N E R E P U TAT I O N A S S E S S M E N T

prism

POWERED BY PEOPLE + TECH

Technology without people is just circuits and code—but people partnered with technology forms the foundation for sustainable value creation.

Prism, powered by people + tech, is our overarching approach to purposeful technology implementation, focused on solutions that drive measurable returns, rather than innovation for innovation's sake.

We use technology to amplify our human talent, transforming operational friction points into opportunities while ensuring our technology evolves with the needs of our communities and residents.

LEARN MORE AT

PrismVRE.com

V. CORPORATE PRESENTATION, JULY 23, 2025 | 15

C O R P O R AT E P R E S E N TAT I O N, J U LY 23, 2025 | 16 Ancillary Information

Information About Net Operating Income (NOI)

RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME (NOI)

$ in Thousands

	Q2 2025	Q1 2025
Net Income (Loss)	**$11,843**	**$(13,730)**
Deduct:		
Management fees	(766)	(718)
Loss (income) from discontinued operations	27	(136)
Interest and other investment income	(70)	(25)
Equity in (earnings) losses of unconsolidated joint ventures	(526)	(3,842)
(Gain) loss on disposition of developable land	(36,566)	156
Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net	6,877	-
(Gain) on sale of unconsolidated joint venture interests	(5,122)	-
Other (income) expense, net	(528)	105
Add:		
Property management	4,088	4,385
General and administrative	9,605	10,068
Transaction-related costs	1,570	308
Depreciation and amortization	22,471	21,253
Interest expense	24,604	22,960
Provision for income taxes	93	42
Land impairments and other impairments, net	12,467	3,200
Net Operating Income (NOI)	**$50,067**	**$44,026**

Summary of Consolidated Multifamily NOI by Type (unaudited):	Q2 2025	Q1 2025
Total Consolidated Multifamily - Operating Portfolio	47,316	42,326
Total Consolidated Commercial	1,183	595
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests)	**$48,499**	**$42,921**
NOI (loss) from services, land/development/repurposing and other assets	1,675	1,250
Total Consolidated Multifamily NOI	**$50,174**	**$44,171**

DEFINITION OF NET OPERATING INCOME (NOI):
NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed.

V. CORPORATE PRESENTATION, JULY 23, 2025 | 17

FFO and Core FFO

$ in Thousands	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2025	2024	2025	2024
Net income (loss) available to common shareholders	**$10,904**	**$2,922**	**$ 205**	**$(981)**
Add/(Deduct):				
Noncontrolling interests in Operating Partnership	1,009	153	11	(370)
Noncontrolling interests in discontinued operations	(2)	122	9	277
Real estate-related depreciation and amortization on continuing operations	23,231	22,514	46,676	45,146
Real estate-related depreciation and amortization on discontinued operations	-	-	-	668
Continuing operations: (Gain) loss on sale from unconsolidated joint ventures	(5,122)	-	(5,122)	(7,100)
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	6,877	-	6,877	-
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	-	-	-	(1,548)
FFO	**$36,897**	**$25,711**	**$48,656**	**$36,092**
Add/(Deduct):				
(Gain)/Loss from extinguishment of debt, net	-	785	-	785
Land and other impairments	12,467	-	14,067	-
(Gain) loss on disposition of developable land	(36,566)	(10,731)	(36,410)	(11,515)
Severance/Compensation-related costs (G&A)	1,352	236	1,520	1,873
Severance/Compensation-related costs (Property Management)	889	838	1,399	2,364
Amortization of derivative premium	878	886	1,962	1,790
Derivative mark-to-market adjustment	270	-	525	-
Transaction-related costs	1,570	890	1,878	1,406
Core FFO	**$17,757**	**$18,615**	**$33,597**	**$32,795**

1. Includes the Company's share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $0.9 million and $2.4 million for the three months ended June 30, 2025 and 2024, respectively, and $3.2 million and $5.1 million for the six months ended June 30, 2025 and 2024 respectively. Excludes non-real estate-related depreciation and amortization of $0.1 million and $0.2 million for each of the three months ended June 30, 2025 and 2024 respectively $0.3 million and $0.4 million for the six months ended June 30, 2025 and 2024, respectively.
2. Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See Non-GAAP Financial Definitions for information About FFO, Core FFO, AFFO, NOI & Adjusted EBITDA.
3. Accounting for the impact of Severance/Compensation related costs, General and Administrative expense was $8.2 million and $8.7 million for the three months ended June 30, 2025 and 2024, respectively, and $18.2 million and $18.2 million for the six months ended June 30, 2025 and 2024, respectively.
4. Accounting for the impact of Severance/Compensation related costs, Property Management expense was $3.2 million and $3.5 million for the three months ended June 30, 2025 and 2024, respectively, and $7.0 million and $7.2 million for the six months ended June 30, 2025 and 2024, respectively.
5. Includes the Company's share from unconsolidated joint ventures of $2 thousand and $19 thousand for the three months ended June 30, 2025 and 2024, respectively, and $14 thousand and $38 thousand for the six months ended June 30, 2025 and 2024, respectively.
6. Represents the Company's controlling interest portion of $15.7 million land and other impairment charge.

V. CORPORATE PRESENTATION, JULY 23, 2025

| 18

C O R P O R AT E P R E S E N TAT I O N, J U LY 23, 2025 | 19 Adjusted EBITDA 2025 2024 2025 2024 Core FFO (calculated on previous page) $17,757 $18,615 $33,597 $32,795 Deduct: Equity in (earnings) loss of unconsolidated joint ventures (526) (2,990) (4,368) (3,449) Equity in earnings share of depreciation and amortization (898) (2,417) (3,241) (5,142) Add: Interest expense 24,604 21,676 47,564 43,176 Amortization of derivative premium (878) (886) (1,962) (1,790) Derivative mark-to-market adjustment (270) - (525) - Recurring JV distributions 2,388 4,177 8,189 5,878 Income (loss) in noncontrolling interest in consolidated joint ventures, net of land and other impairments (149) (543) (674) (1,038) Redeemable noncontrolling interest 81 81 162 378 Income tax expense 93 176 136 258 Adjusted EBITDA $42,202 $37,889 $78,878 $71,066 T H R E E M O N T H S E N D E D J U N E 30, S I X M O N T H S E N D E D J U N E 30,$ in Thousands

Continued Balance Sheet Optimization

DE-LEVERING, DE-RISKING AND MAXIMIZING FLEXIBILITY

As of July 22, 2025, all of the Company's total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company's total pro forma debt portfolio has a weighted average interest rate of 4.86% and a weighted average maturity of 2.6 years.

Debt Strategy:

- Maximizing operational flexibility
- Actively managing debt maturity profile
- Reducing leverage over time
- Diversifying lender base and composition of debt

Debt Maturity Schedule[1]

AS OF JULY 22, 2025

$ in Millions



$174
$126
$478
$314
$343
$303
2025
2026[2]
2027
2028
2029
Consolidate Maturities
Unused Revolver Capacity
Revolver

1. This graphic reflects consolidated debt balances only. The loan encumbering The Emery at Overlook Ridge is represented with the 2026 maturities, as it features a contractual rate step-up in January 2026.
2. The Revolver and Unused Revolver Capacity are shown with the one-year extension option utilized on the facilities. On June 30, 2025, the Term Loan was fully drawn at $200 million but was fully repaid in July.

V. CORPORATE PRESENTATION, JULY 23, 2025

20

The Veris Residential Team

A PROVEN TRACK RECORD OF VALUE CREATION

Executive Team



Mahbod Nia
Chief Executive Officer



Taryn Fielder
General Counsel & Secretary



Amanda Lombard
Chief Financial Officer



Anna Malhari
Chief Operating Officer

Dept. Heads



Carmen DeGuida
SVP, CIO/CISO
Information Technology



Lori Milo
Senior Vice President
Human Resources



Heather Gamble
Senior Vice President
Chief Accounting Officer



Nicole Jones
Senior Vice President
Marketing & Comms



Karen Cusmano
Senior Vice President
Sustainability & ESG



Jay Minchilli
Senior Vice President
Operations & Asset Mgmt



PJ Lefort
Senior Vice President
Operations



Brian Primost
Senior Vice President
Head of Investments

V. CORPORATE PRESENTATION, JULY 23, 2025 | 21

Property Directory

BLVD 401
401 Washington Blvd.
Jersey City, NJ 07310

BLVD 425
425 Washington Blvd.
Jersey City, NJ 07310

BLVD 475
475 Washington Blvd.
Jersey City, NJ 07310

THE CAPSTONE AT PORT IMPERIAL
17 Avenue at Port Imperial
West New York, NJ 07093

THE EMERY AT OVERLOOK RIDGE
21 Quarry Lane
Malden, MA 02148

HAUS25
25 Christopher Columbus Drive
Jersey City, NJ 07302

LIBERTY TOWERS
33 Hudson Street
Jersey City, NJ 07302

THE JAMES
87 Madison Avenue
Park Ridge, NJ 07656

PORTSIDE I AT EAST PIER
40 East Pier Drive
East Boston, MA 02128

PORTSIDE II AT EAST PIER
40 East Pier Drive
East Boston, MA 02128

QUARRY PLACE AT TUCKAHOE
64 Midland Place
Tuckahoe, NY 10707

RIVERHOUSE 9 AT PORT IMPERIAL
900 Avenue at Port Imperial
Weehawken, NJ 07086

RIVERHOUSE 11 AT PORT IMPERIAL
1100 Avenue at Port Imperial
Weehawken, NJ 07086

RIVERPARK AT HARRISON
201 Dey Street
Harrison, NJ 07029

RIVERTRACE AT PORT IMPERIAL
11 Ave. at Port Imperial
West New York, NJ 07093

SABLE
200 Greene Street
Jersey City, NJ 07310

SOHO LOFTS
273 16th Street
Jersey City, NJ 07310

STATION HOUSE
701 2nd St NE
Washington, DC 20002

THE UPTON AT SHORT HILLS
1 Fineran Way
Short Hills, NJ 07078

145 Front Street in Worchester, MA, and Signature Place in Morris Plains, NJ, were sold in July 2025.

V. CORPORATE PRESENTATION, JULY 23, 2025 | 22

Definitions

AVERAGE EFFECTIVE MONTHLY RENT PER HOME represents the average effective rent (net of concessions) for in-place leases and the market rent for vacant homes.

BLENDED NET RENTAL GROWTH RATE combines new lease and renewal lease growth rates. New lease growth rate refers to the difference in rent a new occupant of a unit is paying compared to the rent the unit's previous occupant was paying on a net effective basis. Renewal lease growth rate refers to the increase or decrease in monthly rent in a renewed lease compared to the previous lease on a net effective basis.

CORE FFO AND ADJUSTED FFO ("AFFO") Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company's performance over time. Core FFO is presented solely as supplemental disclosure that the Company's management believes provides useful information to investors and analysts of its results, after adjusting for certain items to facilitate comparability of its performance from period to period. Core FFO is a non-GAAP financial measures that is not intended to represent cash flow and is not indicative of cash flows provided by operating activities as determined in accordance with GAAP. As there is not a generally accepted definition established for Core FFO, the Company's Core FFO may not be comparable to the Core FFO reported by other REITs. A reconciliation of net income per share to Core FFO and Adjusted FFO in dollars and per share are included in the financial tables accompanying our quarterly and annual filings.

NET DEBT-TO-EBITDA (NORMALIZED) Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Normalized) (Adjusted EBTIDA (Normalized)):

The Company defines Adjusted EBITDA (Normalized) as Adjusted EBITDA, adjusted to reflect the effects of non-recurring property transactions. In the case of acquisition properties, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA plus the Company's income (loss) for its ownership period annualized and included on a trailing twelve month basis. In the case of disposition properties, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA minus the disposition property's actual income (loss) on a trailing twelve month basis. In the case of joint venture transaction properties whereby the Company acquires a controlling interest and subsequently consolidates the acquired asset, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA plus the actual income (loss) on a trailing twelve month basis in proportion to the Company's economic interests in the joint venture as of the reporting date minus recurring joint venture distributions (the Company's practice for EBITDA recognition for joint ventures). The Company presents Adjusted EBITDA (Normalized) because the Company believes that Adjusted EBITDA (Normalized) provides a more appropriate denominator for its calculation of the Net Debt-to-EBITDA ratio as it reflects the leverage profile of the Company as of the reporting date. Adjusted EBITDA (Normalized) should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company's financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company's liquidity.

NET OPERATING INCOME (NOI) represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to non-controlling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed.

ORA™ score is an aggregate compilation of a property's ratings across various review sites. Each month, J Turner Research monitors the online ratings of properties nationwide. Using a statistical model, a single score based on a scale of 0 to 100 is assigned to each property.

SAME STORE includes properties that were owned for the entirety of the years being compared and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared.

V. CORPORATE PRESENTATION, JULY 23, 2025 | 23

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